                                                                   EXHIBIT 16(D)

                           COMPUTATION OF TOTAL RETURN
                       HOMESTEAD FUNDS - DAILY INCOME FUND
                                DECEMBER 31, 1997

December 31, 1997
------------------------
Average Total Return
   Since Inception                                             4.38%
   For the Five Years Ended                                    4.28%
   For the Year Ended                                          4.92%
Cumulative Total Return
   Since Inception                                            35.69%

Formulas:
------------------------
   Average Total Return:

                                         {(Ending Share Value - Beginning Share Value)             +1}/\(1/(# of days/365))-1 X 100
                                  -----------------------------------------------------------------
                                                      Beginning Share Value

   Since Inception:                      {(1,356.90 - 1,000.00)         +1}/\(1/(2,600/365))-1 X 100 = 4.38%
                                  --------------------------------------
                                                1,000.00

   For the Five Years Ended:             {(1,356.90 - 1,100.56)         +1}/\(1/5)-1 X 100 = 4.28%
                                  --------------------------------------
                                                  1,101

   For the Year Ended:                    (1,356.90 - 1,293.30)         X 100 = 4.92%
                                  --------------------------------------
                                                  1,293

Cumulative Total Return Since
  Inception:

                                          (Ending Share Value - Beginning Share Value)                    X 100
                                  -----------------------------------------------------------------------
                                                      Beginning Share Value

                                          (1,356.90 - 1,000.00)           X 100 = 35.69%
                                  --------------------------------------
                                                1,000.00

                           COMPUTATION OF TOTAL RETURN
                     HOMESTEAD FUNDS - SHORT-TERM BOND FUND
                                DECEMBER 31, 1997

December 31, 1997
----------------------------------
Average Total Return
   Since Inception                                             6.06%
   For the Five Years Ended                                    5.80%
   For the Year Ended                                          6.62%
Cumulative Total Return
   Since Inception                                            43.74%

Formulas:
----------------------------------
   Average Total Return:

                                         {(Ending Share Value - Beginning Share Value)             +1}/\(1/(# of days/365))-1 X 100
                                  ----------------------------------------------------------------
                                                      Beginning Share Value

   Since Inception:                      {(1,437.43 - 1,000.00)         +1}/\(1/(2,250/365))-1 X 100 = 6.06%
                                  --------------------------------------
                                                1,000.00

   For the Five Years Ended:             {(1,437.43 - 1,084.20)         +1}/\(1/5)-1 X 100 = 5.80%
                                  --------------------------------------
                                                  1,084

   For the Year Ended:                    (1,437.43 - 1,348.21)         X 100 = 6.62%
                                  --------------------------------------
                                                  1,348

Cumulative Total Return Since
  Inception:

                                          (Ending Share Value - Beginning Share Value)                    X 100
                                  -----------------------------------------------------------------------
                                                      Beginning Share Value

                                          (1,437.43 - 1,000.00)           X 100 = 43.74%
                                  --------------------------------------
                                                1,000.00

                           COMPUTATION OF TOTAL RETURN
             HOMESTEAD FUNDS - SHORT-TERM GOVERNMENT SECURITIES FUND
                                DECEMBER 31, 1997

December 31, 1997
----------------------------------
Average Total Return
   Since Inception                                             5.87%
   For the Year Ended                                          5.73%
Cumulative Total Return
   Since Inception                                            16.45%

Formulas:
----------------------------------
   Average Total Return:

                                         {(Ending Share Value - Beginning Share Value)             +1}/\(1/(# of days/365))-1 X 100
                                  -----------------------------------------------------------------
                                                      Beginning Share Value

   Since Inception:                      {(1,201.22 - 1,000.00)         +1}/\(1/(976/365))-1 X 100 = 5.87%
                                  --------------------------------------
                                                1,000.00

   For the Year Ended:                    (1,201.22 - 1.101.39)         X 100 = 5.73%
                                  --------------------------------------
                                                  1,101

Cumulative Total Return Since
  Inception:

                                          (Ending Share Value - Beginning Share Value)             X 100
                                  ----------------------------------------------------------------
                                                      Beginning Share Value

                                          (1,201.22 - 1,000.00)         X 100 = 16.45%
                                  --------------------------------------
                                                1,000.00

                           COMPUTATION OF TOTAL RETURN
                          HOMESTEAD FUNDS - VALUE FUND
                                DECEMBER 31, 1997

December 31, 1997
----------------------------------
Average Total Return
   Since Inception                                             17.76%
   For the Five Years Ended                                    19.48%
   For the Year Ended                                          26.70%
Cumulative Total Return
   Since Inception                                            220.44%

Formulas:
----------------------------------
   Average Total Return:

                                         {(Ending Share Value - Beginning Share Value)             +1}/\(1/(# of days/365))-1 X 100
                                  -----------------------------------------------------------------
                                                      Beginning Share Value

   Since Inception:                      {(3,204.43 - 1,000.00)         +1}/\(1/(2,600/365))-1 X 100 = 17.76%
                                  --------------------------------------
                                                1,000.00

   For the Five Years Ended:             {(3,204.43 - 1,316.07)         +1}/\(1/5)-1 X 100 = 19.48%
                                  --------------------------------------
                                                  1,316

   For the Year Ended:                    (3,204.43 - 2,529.19)         X 100 = 26.70%
                                  --------------------------------------
                                                  2,529

Cumulative Total Return Since
  Inception:

                                          (Ending Share Value - Beginning Share Value)             X 100
                                  ----------------------------------------------------------------
                                                      Beginning Share Value

                                          (3,204.43 - 1,000.00)         X 100 = 220.44%
                                  --------------------------------------
                                                1,000.00